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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY


                                                                           I.A.9

                                                           Contract No. MA-13781

                     AMENDED AND RESTATED SECURITY AGREEMENT

     THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of and effective as of January 14, 2004 (this "Security Agreement"), among K-SEA TRANSPORTATION PARTNERS L.P., a Delaware limited partnership ("K-Sea LP"), K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership ("K-Sea OLP"; K-Sea OLP and K-Sea LP collectively referred to as the "Shipowner" as set forth in Article II,
Section 2(c) below), and the UNITED STATES OF AMERICA (the "United States"), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), pursuant to Title XI of the Act.

                                    RECITALS

     WHEREAS:

     A. K-Sea Transportation LLC, a Delaware limited liability company ("K-Sea LLC") has entered into the Construction Contract dated March 23, 2001 with Bollinger Gretna, LLC, a Louisiana limited liability company (the "Shipyard" or "Builder") for the Construction of four vessels, identified as DBL 101 (O.N. 1119760) ("DBL 101"), DBL 81 (O.N. 1132231) ("DBL 81"), DBL 82 (O.N. 1137538)
("DBL 82"), and Hull No. 422, to be known as DBL 102 (collectively, the "Vessels", and each, a "Vessel") to be built in accordance with the Construction Contract. With all required consents and approvals, (i) K-Sea LLC granted a security interest in the Construction Contract to The CIT Group/Equipment Financing, Inc. ("CIT") pursuant to a construction contract assignment dated July 27, 2001 (the "CIT Assignment"), (ii) K-Sea assigned its right, title and interest in (but not its obligations under) the Construction Contract with respect to DBL 101 only to Investment Property Exchange Services, Inc. ("IPX")
(A) subject to an exchange agreement No. EX-12-2284 dated October 11, 2001 between EW Holding Corp., a New York corporation ("EW Holding"), and IPX (the "Exchange Agreement") and

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(B) subordinate to the CIT Assignment, (iii) pursuant to an assignment executed and delivered prior to or on June 7, 2002 whereby K-Sea LLC assigned its obligations under the Construction Contract with respect to DBL 101 to EW Holding; (iv) prior to June 7, 2002 EW Holding has assigned all its right, title and interest to and in (but not its obligations under) the Exchange Agreement to the Secretary, and (v) prior to or on June 7, 2002, IPX has assigned its right, title and interest in the Construction Contract with respect to DBL 101 to the Secretary, subject to the CIT Assignment;

     B. On June 7, 2002, the Secretary entered into, and K-Sea LLC and EW Holding accepted a Commitment to Guarantee Obligations, Contract No. MA-13779 (the "Original Commitment"), whereby the United States committed itself to guarantee the payment in full of all the unpaid interest on, and the unpaid principal balance of, Obligations (as defined herein) in the aggregate principal amount equal to eighty-seven and one half percent (87.5%) of the Actual Cost of each of the Vessels on June 7, 2002, which amounts are set out in Table A;

     C. K-Sea LLC and EW Holding have entered into the Bond Purchase Agreement providing for the sale and delivery, on June 7, 2002, of obligations in the aggregate principal amount of Forty Million Four Hundred Forty-One Thousand United States Dollars (US $40,441,000) consisting of K-Sea Series 2002-1 in the principal amount of Ten Million Nine Hundred Five Thousand Dollars ($10,905,000) with respect to DBL 101, K-Sea Series 2002-2 in the principal amount of Nine Million Six Hundred Thirty-Two Thousand Dollars ($9,632,000) with respect to DBL 81, K-Sea Series 2002-3 in the principal amount of Nine Million Three Hundred Seventy-Six Thousand Dollars ($9,376,000) with respect to DBL 82, and K-Sea Series 2002-4 in the principal amount of Ten Million Five Hundred Twenty-Eight Thousand Dollars ($10,528,000) with respect to Builder's Hull No. 422, to be named DBL 102, respectively (collectively, the "Obligations") having the maturity dates and interest rates set forth in the Bond Purchase Agreement, the Original Indenture (defined below) and the Obligations;

     D. On June 7, 2002, K-Sea LLC, EW Holding and JPMorgan Chase Bank (the "Indenture Trustee"), executed and delivered the Trust Indenture (the "Original Indenture") pursuant to which K-Sea LLC and EW Holding issued the Obligations;

     E. On June 7, 2002, the Secretary and the Indenture Trustee executed the Authorization Agreement, Contract No. MA-13780, which authorized the Indenture Trustee to endorse, execute, and authenticate the Secretary's Guarantee on each of the Obligations;

     F.   As security for the due and timely payment of the Promissory Note to

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United States of America, issued on June 7, 2002 (the "Secretary's Note") by
K-Sea LLC and EW Holding, and for the Secretary's issuance of the Guarantees, K-Sea LLC, EW Holding and the Secretary executed and delivered the Security Agreement, Contract No. MA-13781, dated June 7, 2002, as amended by Security Agreement Amendment No. 1 dated June 27, 2003 and Security Agreement Amendment No. 2 dated June 27, 2003 (the "Original Security Agreement"), and K-Sea LLC and EW Holding, along with K-Sea Transportation Corp. and K-Sea Acquisition Corp. executed and delivered the Financial Agreement, Contract No. MA-13784, dated June 7, 2002 (the "Original Financial Agreement") granting the Secretary a security interest in, among other things, the Construction Contract that is subordinate and subject to the CIT Assignment. On the Delivery Date of the DBL 101, EW Holding executed and delivered the Ship Mortgage, Contract No. MA-13782 (the "Ship Mortgage"), granting the Secretary a security interest in, among other things, the DBL 101 and certain other property, tangible and intangible, which EW Holding then had or thereafter will acquire, and all the proceeds thereof, and CIT executed and delivered the CIT Delivery Release discharging all of its interest under the CIT Assignment and the Increased Security with respect to the DBL 101. On the Delivery Date of the DBL 81, K-Sea LLC executed and delivered the Fleet Mortgage, Contract No. MA-13783 (the "Fleet Mortgage"), granting the Secretary a security interest in, among other things, the DBL 81 and certain other property, tangible and intangible, which K-Sea LLC then had or thereafter will acquire, and all proceeds thereof. On the Delivery Date of the DBL 82, K-Sea LLC executed and delivered a supplement to the Fleet Mortgage adding the DBL 82 as an additional Vessel pursuant to the terms thereof, and granting the Secretary a security interest in, among other things, the DBL 82 and certain other property, tangible and intangible, which K-Sea LLC then had or thereafter will acquire, and all proceeds thereof. On the Delivery Date of Hull No. 422, to be named DBL 102, K-Sea LLC has agreed to execute and deliver a supplement to the Fleet Mortgage adding Hull No. 422, to be named DBL 102, as an additional Vessel pursuant to the terms thereof, and granting the Secretary a security interest in, among other things, Hull No. 422, to be named DBL 102, and certain other property, tangible and intangible, which K-Sea LLC then has or thereafter will acquire, and all proceeds thereof. Also on each of the Delivery Dates of the K-Sea Vessels that has occurred prior to the date hereof, CIT has executed and delivered a CIT Delivery Release discharging all of its interest under the CIT Assignment and in the Increased Security with respect to the delivered K-Sea Vessel;

     G. As further security to the Secretary and in consideration of the Secretary's agreeing to issue the Guarantees, the Shipyard executed on June 7, 2002 the Consent of Shipyard to the assignment of the Construction Contract to the Secretary, and CIT executed the CIT Consent to the assignment of a

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subordinate security interest in the Construction Contract to the Secretary;

     H. In order to implement certain aspects of the transactions contemplated by the Security Agreement and the Financial Agreement, the Secretary and K-Sea LLC and EW Holding have entered into the Depository Agreement, Contract No. MA-13785, on June 7, 2002 (the "Original Depository Agreement");

     I. The matters recited in Recitals A through H above and all transactions related thereto are generally referred to as the "Title XI Financing";

     J. In connection with the initial public offering of common units representing limited partner interests in K-Sea LP on the date hereof, including the execution of the Contribution, Conveyance and Assumption Agreement dated as of the date hereof (the "Contribution Agreement") by and among K-Sea LLC, EW Holding and K-Sea Transportation Corp., a New York corporation ("K-Sea Transportation", and collectively with K-Sea LLC, EW Holding, and K-Sea Acquisition, the "Original K-Sea Entities"), K-Sea Investors L.P., a Delaware limited partnership, K-Sea LP and K-Sea OLP and the performance of the terms and transactions set forth in the Contribution Agreement (collectively, the "MLP Transaction"), by assumption, merger and operation of law, (x) K-Sea LP and K-Sea OLP simultaneously herewith have succeeded to all of the interests and obligations of the Original K-Sea Entities relating to the Title XI Financing, including without limitation, the Obligations, the Original Indenture, the Secretary's Note, the Depository Agreement, the Security Agreement, the Ship Mortgage, the Fleet Mortgage and all other documents and instruments related thereto, and the Vessels, and (y) K-Sea OLP simultaneously herewith has succeeded to all of the interests and obligations of K-Sea LLC in the Construction Contract;

     K.   By assumption, merger and operation of law each of

          (x) K-Sea Transition4 Corp., a Texas corporation ("Corp4"), and K-Sea LP4, L.P., a Texas limited partnership ("LP4"), successively, has succeeded to all of the interests and obligations of EW Holding; and

          (y) each of K-Sea LP1, L.P., a Texas limited partnership ("LP1"), and K-Sea LP2, L.P., a Texas limited partnership ("LP2"), successively, has succeeded to all of the interests and obligations of K-Sea LLC, respectively, relating to the Title XI Financing, including, without limitation, the

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Obligations, the Original Indenture, the Secretary's Note, the Depository
Agreement, the Original Security Agreement and the other documents and instruments related thereto and the Vessels, in the case of Corp4 and LP#4, the Ship Mortgage, and in the case of LP1 and LP2, the Construction Contract and the Fleet Mortgage;

     L. By assumption contained herein in the case of K-Sea LP, and by assumption, merger and operation of law in the case of K-Sea OLP, K-Sea LP and K-Sea OLP simultaneously herewith have succeeded to all of the interests and obligations of EW Holding, Corp4, LP4, K-Sea LLC, LP1, and LP2, relating to, inter alia, the Title XI Financing, including, without limitation, the Obligations, the Original Indenture, the Secretary's Note, the Depository Agreement, the Original Security Agreement, and all other documents and instruments related thereto and in the case of K-Sea OLP, the Construction Contract, the Vessels and the Mortgage;

     M. Simultaneously with the closing of the MLP Transaction, following documents are being amended and/or assumed: Original Commitment, Obligations, Original Indenture, the Original Depository Agreement, Original Security Agreement, Secretary's Note, Ship Mortgage, Fleet Mortgage, Original Financial Agreement and Construction Contract;

     N. Simultaneously with the closing of the MLP Transaction and the execution of this Security Agreement, each of the Delivered Vessels is being transferred to K-Sea OLP and documented in the name of K-Sea OLP under the laws of the United States, subject to the Mortgage;

     O. Simultaneously with the closing of the MLP Transaction and the execution of this Security Agreement, K-Sea LP and K-Sea OLP are entering into the Restated Title XI Reserve Fund and Financial Agreement, Contract No. MA-13784, with the Secretary (the "Financial Agreement");

     P. Simultaneously with the closing of the MLP Transaction, CIT is releasing any security interest it may have in the Construction Contract or Hull No. 422, to be named DBL 102; and

     Q. The Secretary, K-Sea LP and K-Sea OLP wish to amend and restate the Original Security Agreement in order to reflect the transactions described above.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby

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agree as follows:

ARTICLE I.      ASSUMPTION

     SECTION 1. ASSUMPTION OF ORIGINAL SECURITY AGREEMENT. Pursuant to Section 8.01(b) of the Original Security Agreement, K-Sea LP and K-Sea OLP, jointly and severally, hereby expressly assume all of the respective former, present and future obligations, duties, right, title and interest of K-Sea LLC and EW Holding, as assumed by K-Sea LP1, L.P., K-Sea LP2, L.P., K-Sea OLP, K-Sea Transition4 Corp., and K-Sea LP4, L.P., respectively, in the Assumptions of Mortgage, Security Agreement and Secretary's Note (including, but not limited to the Construction Contract and Hull 422 thereunder), in and to the Original Security Agreement, as amended and restated hereby, together with all documents and instruments evidencing any such obligations, duties, right, title and interest thereto, and K-Sea LP and K-Sea OLP expressly agree, jointly and severally, specifically to perform all of the respective agreements and obligations of K-Sea LLC and EW Holding under the Original Security Agreement, as assumed as set forth above, and as amended and restated hereby. For the avoidance of doubt, pursuant to Section 8.01(b) of the Original Security Agreement, as assumed as set forth above, K-Sea LP and K-Sea OLP expressly assume (i) the payment of the principal of (and premium, if any) and interest on the Outstanding Obligations in accordance with the terms of the Obligations,
(ii) the payment of the principal of and interest on the Secretary's Note and
(iii) the performance of the agreements of K-Sea LLC and EW Holding in the Original Indenture, the Original Security Agreement, as assumed as set forth above, and as amended and restated hereby, the Ship Mortgage, the Fleet Mortgage, the Original Depository Agreement, the Original Commitment and any related document, and in the case of K-Sea OLP only, the Construction Contract and Hull 422 thereunder.

ARTICLE II.     AMENDMENTS AND RESTATEMENT

     The Original Security Agreement hereby is amended and restated in its entirety as follows:

     SECTION 1. CONCERNING THESE SPECIAL AND GENERAL PROVISIONS. This Security Agreement shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1 of this Security Agreement and incorporated herein by reference. In the event of any conflict, or inconsistency between the Special Provisions of this Security Agreement and Exhibit 1, the Special Provisions shall control.

     SECTION 2. RULES OF INTERPRETATION AND DEFINITIONS.

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     (a)  For all purposes of this Security Agreement, unless otherwise expressly provided or unless the context otherwise requires, the terms used herein and defined in Schedule X to this Security Agreement or by reference therein to other instruments shall have the respective meanings stated in said
Schedule X or such other instruments.

     (b) All references to the Security Agreement contained in any documents delivered under or pursuant to the Original Security Agreement, including without limitation Schedule X to the Original Security Agreement, shall be construed as references to the Original Security Agreement, as assumed by the Assumptions of Mortgage, Security Agreement and Secretary's Note, and as amended and restated by the terms of this Security Agreement, as it may be further amended from time to time.

     (c) All references in the General Provisions to "Shipowner" and "Shipowner's" shall be deemed to mean K-Sea LP and K-Sea OLP, provided, however, where the context refers to the Shipowner solely in its capacity as owner of any Vessel, such reference shall be deemed to mean and refer to K-Sea OLP alone.

     (d) All references in the General Provisions to "Vessel" and "Vessels" shall be deemed to mean and include both the Vessels and the Additional Vessels, EXCEPT references to "Vessels" shall not include the Additional Vessels in the following provisions of the General Provisions: Sections 1.03(a)(9), 2.02(b)(1) and 2.02(b)(2) (insofar as each of 2.02(b)(1) and (b)(2) relates to any demise charter, time charter or other charter but prior written notice with respect to the Additional Mortgage shall be given to the respective charterer of any demise, time or other charter with respect to an Additional Vessel), Article IV, and Article V.

     SECTION 3. ADDITIONS, DELETIONS AND AMENDMENTS TO THE GENERAL PROVISIONS. The following additions, deletions and amendments are hereby made to the General Provisions of this Security Agreement:

     (a) CONCERNING SECTION 1.03. Section 1.03(a)(3) is hereby amended and restated as follows:

          "(3) All goods, whether equipment or inventory appertaining to or relating to each Vessel and each Additional Vessel, whether or not on board or ashore and not covered by the Mortgage or the Additional Mortgage, and any charter hire relating to each Vessel."

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     (ii) Section 1.03(a)(7) is hereby amended by adding the following at the end thereof:

          "and relating to each Additional Vessel and, whether or not insured, any general average claims or loss of hire claims the Shipowner may have with respect to each Additional Vessel."

     (iii) Section 1.03(a) is hereby amended by adding the at the end thereof the following new subsections 1.03(a)(10) and 1.03(a)(11):

               "(10) The Letter of Credit or Letters of Credit, as the case may be, to be executed and delivered by one or more banks to the Secretary that are satisfactory to the Secretary.

               (11) The Additional Mortgage, to be executed and delivered by the Shipowner to the Secretary, as mortgagee, on the MLP Closing Date, covering each Additional Vessel."

     (b) CONCERNING SECTION 2.01. (i) Section 2.01(a)(2) is hereby amended and restated as follows:

               "(2) the Shipowner had and has legal power and authority to enter into and carry out the terms of the Amended Guarantee Commitment, the Obligations, the Indenture, the Security Agreement, the Secretary's Note, the Mortgage, the Additional Mortgage, the Additional Assignment of Insurances, the Financial Agreement, the Depository Agreement, the Termination of Depository Agreement (Segregated Account), the Assumption of Construction Contract, and the Acknowledgement regarding Bareboat Charters."

     (ii) Sections 2.01(a)(3), 2.01(a)(4) and 2.01(a)(5) are hereby amended by replacing the word "Documents" in each Section with the following in each instance:

               "Amended Guarantee Commitment, the Obligations, the Indenture, the Security Agreement, the Secretary's Note, the Mortgage, the Additional Mortgage, the Additional Assignment of Insurances, the Financial Agreement, the Depository Agreement, the Termination

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          of Depository Agreement (Segregated Account), the Assumption of
          Construction Contract, and the Acknowledgement regarding Bareboat Charters".

     (c) CONCERNING SECTION 2.02. (i) Section 2.02(a) is hereby amended and restated as follows:

               "(a) TITLE TO AND POSSESSION OF THE VESSELS. On each Delivery Date for a Vessel built under the Construction Contract or the MLP Closing Date for each Additional Vessel, the Shipowner represents and warrants that as of such Delivery Date or MLP Closing Date, as the case may be, it or its predecessor in interest lawfully owned or will own such Vessel free from any liens, encumbrances, security interests, charges, or rights IN REM (subject only to (1) the equity of the Shipyard under the Construction Contract, if any, (2) liens on any undelivered Vessel which the Shipyard is obligated to discharge under the Construction Contract, (3) any security interest subordinated to the Secretary's security interest permitted under the Special Provisions hereof, (4) the Secretary's rights hereunder, and (5) the liens permitted by paragraph (d)(3) of this Section). The Shipowner shall, for the Secretary's benefit, warrant and defend the title to, and possession of, each Vessel and every part thereof against the claims and demands of all Persons whomsoever."

     (ii) Section 2.02(d)(1) is hereby amended by deleting the first sentence therein and adding to the end of the second sentence: "and the Shipyard lien, if any, for the remaining unpaid balance of the contract price for such Vessel."

     (d) CONCERNING SECTION 2.03(a)(2). Section 2.03(a)(2) is hereby amended by replacing "five (5%)" with "two and one-half (2.5%)".

     (e) CONCERNING SECTION 2.05. (i) In connection with Section 2.05(b)(3) and the last paragraph of Section 2.05(e), the maximum amount of self-insurance permitted to the Shipowner under the last paragraph thereof shall be Two Hundred Fifty Thousand United States Dollars ($250,000) per accident, and in connection with clause (ii) of the initial paragraph of Section 2.05(c), the Secretary shall permit payment of losses up to the amount of Two Hundred Fifty Thousand United States Dollars ($250,000) to be made directly to the Shipowner under the circumstances therein.

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     (ii) Section 2.05(c) is hereby amended by adding the words "either K-Sea
LP's or" after the words "Secretary shall have assumed" in the introductory paragraph thereof.

     (iii) Section 2.05(c)(1)(C) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall have assumed".

     (iv) Section 2.05(c)(3)(C) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall have assumed".

     (v) Section 2.05(e)(2)(A) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall have assumed" in the second paragraph thereof.

     (f) CONCERNING SECTION 2.07. (i) Section 2.07(b) is hereby amended and restated as follows:

               "(b) The Shipowner shall promptly pay all amounts it receives by reason of such requisition, seizure, forfeiture, termination or total loss ("Loss Event") to the Secretary if such Loss Event occurs to a Vessel that has been delivered under the Construction Contract or an Additional Vessel."

     (ii) Section 2.07(c) is amended by inserting at the beginning thereof the following:

          "If the event relates to a Vessel other than an Additional Vessel."

     (iii) Section 2.07(c)(3) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall have assumed".

     (iv) Section 2.07 is hereby amended by adding the following new Section (d) as follows:

               "(d) if the event described in this Section 2.07 relates to an Additional Vessel, proceeds of such event shall be paid to and held by the Secretary, and the Secretary shall pay such proceeds to the Shipowner, provided no default exists and (i) the OLV of Vessels then mortgaged under the Additional Mortgage is not less than $10,000,000, or (ii) the Shipowner mortgages a substitute Vessel to the Secretary under the Additional

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          Mortgage so that all Additional Vessels collectively have an OLV of not less than $10,000,000, or (iii) the Shipowner provides other substitute collateral to the written satisfaction of the Secretary."

     (g) CONCERNING SECTION 2.08. The notice in Section 2.08(c) shall read as follows with respect to each Vessel:

                              "NOTICE OF MORTGAGE"

               "This Vessel is owned by K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the "Shipowner"), and is covered by a First Preferred Fleet Mortgage in favor of the United States of America, under authority of Chapter 313, Title 46 of the United States Code. Under the terms of said Fleet Mortgage neither the Shipowner, any charterer, the master or agent of this Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed upon this Vessel any lien whatsoever other than statutory liens incident to current operations that are subordinate to said Fleet Mortgage."

     (h) CONCERNING SECTION 2.12. (i) Section 2.12(a) is hereby amended and restated as follows:

               "(a) If K-Sea LP or K-Sea OLP is organized as a general partnership, limited partnership, limited liability company or joint venture, then for so long as there is Outstanding Obligations or indebtedness under the Secretary's Note, the partnership agreement, operating agreement, limited liability agreement, joint venture agreement (or any agreement constituting such an entity) shall not be amended, modified or voluntarily terminated without the Secretary's prior written consent."

     (ii) A new Section 2.12(c) is hereby added, the text of which shall read as follows:

               (c) If either K-Sea LP or K-Sea OLP is organized as a general partnership, limited partnership, limited liability company or joint venture, then for so

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          long as there is Outstanding any indebtedness to the United States of America pursuant to the Act:

                    (1) If an event of dissolution occurs to either K-Sea LP or K-Sea OLP, such entity shall promptly reconstitute itself as a limited partnership and re-perfect the Increased Security in favor of the Secretary with the same priority as prior to such dissolution;

                    (2) No modifications or amendments to each of K-Sea LP's or K-Sea OLP's partnership agreement shall be made without the Secretary's prior written consent;

                    (3) No change of the name or location of either K-Sea LP or K-Sea OLP shall be made without the Secretary's prior written consent;

                    (4) No merger of either K-Sea LP or K-Sea OLP or sale or disposition of assets of either K-Sea LP or K-Sea OLP inconsistent with this Security Agreement shall be made without the Secretary's prior written consent; and

                    (5) No election to terminate or to dissolve either K-Sea LP or K-Sea OLP shall be made without the Secretary's prior written consent."

     (iii) A new Section 2.12(d) is hereby added, the text of which shall read as follows:

               "(d) Notwithstanding anything to the contrary herein, limited partners of K-Sea LP may transfer their limited partner interests pursuant to the terms of K-Sea LP's partnership agreement to any Person."

     (i) CONCERNING SECTION 2.13. Section 2.13 is hereby amended and restated as follows:

               "PARTNERS OF LIMITED PARTNERSHIPS. All existing and future partnership agreements of K-Sea LP or K-Sea OLP shall provide that each partner thereof (each being a "Partner"), upon becoming a Partner, shall agree: (1)

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          that any amounts owed by K-Sea LP or K-Sea OLP to a Partner with respect to its interest (as that or the equivalent term is used in K-Sea LP's or K-Sea OLP's limited partnership agreement) (the "Distributions") shall be subordinated to K-Sea LP's or K-Sea OLP's payment of the Secretary's Note and debts under the Security Agreement, provided that such Distributions may be paid to the extent K-Sea LP or K-Sea OLP is permitted to pay distributions under the Financial Agreement; (2) that in the event of a default by K-Sea LP or K-Sea OLP under the Security Agreement, unless such default has been cured or waived to the written satisfaction of the Secretary, each Partner shall be subordinated in its rights to receive any Distributions or to be paid any sums whatsoever by K-Sea LP or K-Sea OLP until the Secretary has made a full recovery of any and all amounts owed under the Secretary's Note and the Security Agreement."

     (j)  CONCERNING SECTION 2.14. Section 2.14 is hereby deleted.

     (k) CONCERNING SECTION 4.01. Section 4.01(d) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary assumes".

     (l) CONCERNING SECTION 5.02. The Secretary has determined that a deposit of six (6) months' interest on the principal amount deposited in the Escrow Fund is not required.

     (m) CONCERNING SECTION 5.03. (i) Section 5.03(a) of the Security Agreement shall be amended by adding a new subparagraph (3) thereto reading:

     (3) Each request for a withdrawal from the Escrow Fund excluding draws for guarantee fees and interest, shall be accompanied by a certification by a Responsible Officer of K-Sea OLP (and as to (B) below, by a Responsible Officer of each of K-Sea OLP and K-Sea LP) (A) that there are no liens or encumbrances on the Vessel for which the withdrawal is requested; (B) that neither the Security Agreement, Construction Contract nor any agreement or obligation to which K-Sea LP or K-Sea OLP is a party is in default; (C) as to the Actual Cost paid; (D) that each item in the amounts for which a withdrawal is requested is properly included in the cost of construction of the Vessels; (E) that any amounts paid from the

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     Escrow Fund at the final draw with respect to any Vessel be accompanied by a Certified Public Account certification or other evidence satisfactory to the Secretary as to items (A) through (D) above, (F) that any amounts paid from the proceeds of the sale of the Obligations at the Closing be accompanied by a Certified Public Accountant certification or other evidence satisfactory to the Secretary, and (G) that the equity portion of the cost of each Vessel and any costs associated with the construction of such vessel that are not included in Actual Cost for such Vessel be paid by or on behalf of the Shipowner prior to reimbursement of any Actual
     Costs from the Escrow Fund. In addition, K-Sea OLP shall deliver to the Secretary "as-built" drawings for each Vessel within five (5) calendar days following delivery of each Vessel.

          (ii) Section 5.03(d) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary assumes".

          (iii) Section 5.03(g) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall have paid the Guarantees or shall have assumed" in the introductory clause and clause (3) thereof.

     (n) CONCERNING SECTION 6.01. Section 6.01(a) is hereby amended by adding at the end thereof the following additional provision:

               "Notwithstanding any provisions of this Section 6.01(a) or any other provisions of this Security Agreement to the contrary, in the event of any Payment Default in the payment of any interest or principal with respect to any Obligations of any Series, such Payment Default shall constitute a Default as to all Series for all purposes under this Security Agreement, following which the Secretary may exercise the Secretary's rights, remedies and privileges as to all Obligations of all such Series."

     Section 6.01(b) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall have assumed" in the last clause thereof.

     Section 6.01(b)(8) is hereby amended by adding at the end thereof the following additional provisions:

          (a) Any continuing default by either K-Sea LP or K-Sea OLP under any of either's credit or loan arrangements with other lenders;

          (b) Any default in the due and punctual observance and performance of any provision in the Reverter Agreement;

          (c) Within fourteen (14) days after the MLP Closing Date, the Secretary has not received certificates of ownership (CG-1330) issued by the United States Coast Guard that show the ownership of each of the Delivered Vessels and the Additional Vessels to be K-Sea OLP and the recordation of the Restated Mortgage with respect to the Delivered Vessels and the Additional Mortgage with respect to the Additional Vessels;

          (d) Any failure by K-Sea LP or K-Sea OLP to maintain the Additional Availability of Funds as required by the Financial Agreement notwithstanding any applicable cure period;

          (e) Any failure to comply with the Secretary's request for an independent survey of the Vessels as described in the Financial Agreement;

          (f) Any failure by K-Sea LP or K-Sea OLP to provide evidence to the satisfaction of the Secretary justifying that the Orderly Liquidation Value of the Additional Vessels is at least $10,000,000;

          (g) Any failure by K-Sea LP or K-Sea OLP to provide follow-up legal opinions within 30 days from the date hereof that all of the Secretary's Security is perfected and of first priority, in form and substance satisfactory to the Secretary; and

     Section 6.01(b)(9) is hereby amended and restated as follows:

               "(9) Any pledge of charter hire from any Additional Vessel to any Person other than the Secretary without the Secretary's prior written consent;".

     (o) CONCERNING SECTION 6.02. (i) Section 6.02 is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall have assumed".

     (ii) Section 6.02 is hereby amended by adding at the end thereof the following additional provision:

               "Notwithstanding any provisions of this Section 6.02 or any other provisions of this Security Agreement to the contrary, in the event the Secretary shall have (i) been obligated to pay the Guarantees with respect to the Obligations of any Series, (ii) assumed either K-Sea LP's or K-Sea OLP's rights and duties under the Indenture as to the Obligations of any Series, or (iii) assumed either K-Sea LP's or K-Sea OLP's rights and duties under the Obligations of any Series, the Secretary may declare the principal on the Secretary's Note as to the Obligations of any and all Series and accrued interest thereon to be immediately due and owing and payable."

     (p) CONCERNING SECTION 6.03. (i) Sections 6.03(a), (b) and (c) are hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall not have assumed".

     (ii) Section 6.03(g) is hereby amended by adding the words "either K-Sea LP's or" after the words "Secretary shall have assumed".

     (q) CONCERNING SECTION 6.04. (i) Sections 6.04(a) is hereby amended by adding the words "either K-Sea LP's or" after the words "or the assumption by the Secretary of".

     (ii) Section 6.04(b)'s introductory clause is hereby amended by adding the words "either K-Sea LP's or" after the words "the Secretary's assumption of".

     (r) CONCERNING SECTION 6.06(c). Section 6.06(c) is hereby amended by adding the words "either K-Sea LP or" after the words "assumption by the Secretary of the rights and duties of".

     (s) CONCERNING SECTION 8.01. Section 8.01(a) is hereby amended by replacing the phrase "the Shipowner" with the words "either K-Sea LP or K-Sea OLP" in the phrases "the Shipowner with and into" and "the Shipowner of all or substantially".

     (t) CONCERNING SECTION 9.01. Subject to Section 9.01 of this Security Agreement, any notice, request, demand, direction, consent, waiver, approval or other communication, when given to a party hereto, shall be addressed to:

     Secretary as:            SECRETARY OF TRANSPORTATION
                              c/o Maritime Administrator
                              U.S. Department of Transportation
                              400 Seventh Street, S.W.
                              Washington, D.C. 20590
                              tel: (202) 366-5744
                              fax: (202) 366-7901

     K-Sea OLP as:            K-SEA OPERATING PARTNERSHIP L.P.
                              Attn: Chief Financial Officer
                              3245 Richmond Terrace
                              Staten Island, NY 10303
                              tel: (718) 720-7207
                              fax: (718) 815-4650

     K-Sea LP as:             K-SEA TRANSPORTATION PARTNERS L.P.
                              Attn: Chief Financial Officer
                              3245 Richmond Terrace
                              Staten Island, NY 10303
                              tel: (718) 720-7207
                              fax: (718) 815-4650

     Indenture Trustee as:    JPMORGAN CHASE BANK
                              4 New York Plaza, 15th Floor
                              New York, New York 10004
                              Attention: Institutional Trust Services
                              tel: (212) 623-6797
                              fax: (212) 623-6167

     SECTION 4. COUNTERPARTS. The Security Agreement may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and shall together constitute but one and the same instrument.

     SECTION 5. GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, BUT IF THEY ARE INAPPLICABLE THEN IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).


                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, this Amended and Restated Security Agreement has been executed by the parties hereto as of the day and year first above written.


                                    K-SEA TRANSPORTATION PARTNERS
                                    L.P., by its general partner K-Sea General
                                    Partner L.P., by its general partner K-Sea
                                    General Partner GP LLC


 /S/ ILLEGIBLE                      BY: /S/ JOHN J. NICOLA
--------------------------             ---------------------------
Attest:                                Name: John J. Nicola
                                       Title: Chief Financial Officer


                                    K-SEA OPERATING PARTNERSHIP L.P.,
                                    by its general partner K-Sea OLP GP, LLC


 /S/ ILLEGIBLE                      BY: /S/ JOHN J. NICOLA
--------------------------             ---------------------------
Attest:                                Name: John J. Nicola
                                       Title: Chief Financial Officer


                                    UNITED STATES OF AMERICA,
                                    Secretary of Transportation
                                    Maritime Administrator


 /S/ SARAH J. WASHINGTON            By:  /S/ JOEL C. RICHARD
--------------------------             ---------------------------
Attest:                                Title:   Secretary
                                                Maritime Administration

EXHIBITS TO THE AMENDED AND RESTATED SECURITY AGREEMENT

Exhibit 1    --   General Provisions Incorporated into the Restated Security
                  Agreement by Reference
Schedule X   --   Schedule of Definitions
Exhibit 2    --   Form of Assumption of Secretary's Note
Exhibit 3.1  --   Form of Assumption of Mortgage, Security Agreement and
                  Secretary's Note
Exhibit 3.2  --   Form of Restated First Preferred Fleet Mortgage
Exhibit 3.3  --   Form of Additional First Preferred Mortgage
Exhibit 4    --   Form of Restated Financial Agreement
Exhibit 5    --   Form of Consent of Shipyard
Exhibit 6    --   Copy of Construction Contract and Amendment No. 1
Exhibit 7    --   Form of Assumption of Construction Contract
Exhibit 8    --   Form of Assumption of Depository Agreement
Exhibit 9    --   Form of Termination of Depository Agreement (Segregated
                  Account)
Exhibit 10   --   Form of Acknowledgement regarding Bareboat Charters

TABLE A

     The aggregate Actual Cost of the Vessels as of January 14, 2004 as determined by the Secretary, namely, (i) the amounts paid by or for the account of K-Sea LP and K-Sea OLP or their predecessors as of January 14, 2004 for the Construction of the Vessels, plus (ii) the amount which K-Sea LP and K-Sea OLP or their predecessors was on said date obligated under the Construction Contract or otherwise to pay from time to time thereafter for the Construction of the Vessels less the Depreciation of the Vessels as of January 14, 2004 as determined by the Secretary is Forty-Six Million Seven Hundred Forty-Four Thousand Two Hundred Seventy-Two and 32/100 United States Dollars ($46,744,272.32), both calculated and itemized for each Vessel as follows:

                             DBL 101 (O.N. 1119760)

                                                                Amount
                                                               Obligated
                                              Amount Paid      To Be Paid         Total
                                              -----------      ----------         -----
Contract Price                               10,372,912.00         -          10,372,912.00

Changes and Extras                              348,753.00         -             348,753.00

Owner Furnished Items                           282,064.03         -             282,064.03

Engineering & Inspection                        173,195.56         -             173,195.56

Net Interest During Construction                610,577.58         -             610,577.58

Estimated Escalation                                     -         -                      -

Estimated Guarantee Fee                         712,759.00         -             712,759.00

Total Actual Cost                            12,500,261.17         -          12,500,261.17

                              DBL 81 (O.N. 1132231)

                                                                Amount
                                                               Obligated
                                              Amount Paid      To Be Paid         Total
                                              -----------      ----------         -----
Contract Price                                8,901,463.00         -           8,901,463.00

Changes and Extras                              331,989.00         -             331.989.00

Owner Furnished Items                           302,868.72         `             302,868.72

Engineering & Inspection                         80,366.92         -              80,366.92

Net Interest During Construction                729,619.30         -             729,619.30

Estimated Escalation                                     -         -                      -

Estimated Guarantee Fee                         612,989.00         -             612,989.00

Total Actual Cost                            10,959,295.94         -          10,959,295.94

                              DBL 82 (O.N. 1137538)

                                                                Amount
                                                               Obligated
                                              Amount Paid      To Be Paid         Total
                                              -----------      ----------         -----
Contract Price                                8,696,712.00         -           8,696,712.00

Changes and Extras                              502,858.00         -             502,858.00

Owner Furnished Items                           245,791.30         -             245,791.30

Engineering & Inspection                         68,267.47         -              68,267.47

Net Interest During Construction                835,084.07         -             835,084.07

Estimated Escalation                                     -         -                      -

Estimated Guarantee Fee                         575,943.00         -             575,943.00

Total Actual Cost                            10,924,655.84         -          10,924,655.84

                      HULL NO. 422, TO BE KNOWN AS DBL 102

                                                                  Amount
                                                Amount           Obligated
                                                 Paid            To Be Paid          Total
                                                 ----            ----------          -----
Contract Price                                     -           10,015,600.00     10,015,600.00

Changes and Extras                                 -              356,132.00        356,132.00

Owner Furnished Items                              -              206,823.98        206,823.98

Engineering & Inspection                           -               39,528.30         39,528.30

Net Interest During Construction                   -            1,117,845.09      1,117,845.09

Estimated Escalation                               -                       -                 -

Estimated Guarantee Fee                                           624,130.00        624,130.00

Total Actual Cost                                              12,360,059.37     12,360,059.37